UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 31, 2012

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2012, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the third quarter of 2012.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:

99-Press Release dated October 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2012

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	September 30,	July 1,	September 25,
In millions, except per share amounts	2012	2012	2011
NET SALES	$4,118	$4,452	$4,626
Cost of sales	3,076	3,242	3,438
GROSS MARGIN	1,042	1,210	1,188

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	456	487	489
Research, development and engineering expenses	186	187	164
Equity, royalty and interest income from investees (Note 1)	94	104	102
Gain on sale of businesses	-	6	-
Other operating income (expense), net	(1)	2	2
OPERATING INCOME	493	648	639

Interest income	5	7	9
Interest expense	9	8	11
Other income (expense), net	(2)	14	(8)
INCOME BEFORE INCOME TAXES	487	661	629

Income tax expense (Note 2)	117	166	157
CONSOLIDATED NET INCOME	370	495	472

Less: Net income attributable to noncontrolling interests	18	26	20
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$352	$469	$452

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$1.87	$2.47	$2.35
Diluted	$1.86	$2.47	$2.35

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	188.6	189.8	192.1
Diluted	189.0	190.1	192.7

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.50	$0.40	$0.40

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Nine months ended
In millions, except per share amounts	September 30, 2012	September 25, 2011
NET SALES	$13,042	$13,127
Cost of sales	9,592	9,779
GROSS MARGIN	3,450	3,348

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,418	1,341
Research, development and engineering expenses	554	450
Equity, royalty and interest income from investees (Note 1)	302	315
Gain on sale of businesses	6	68
Other operating income (expense), net	3	(4)
OPERATING INCOME	1,789	1,936

Interest income	20	25
Interest expense	25	34
Other income (expense), net	14	(14)
INCOME BEFORE INCOME TAXES	1,798	1,913

Income tax expense (Note 2)	458	539
CONSOLIDATED NET INCOME	1,340	1,374

Less: Net income attributable to noncontrolling interests	64	74
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,276	$1,300

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$6.73	$6.71
Diluted	$6.72	$6.69

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	189.6	193.8
Diluted	190.0	194.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.30	$0.925

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)
	September 30,	December 31,
In millions, except par value	2012	2011
ASSETS
Current assets
Cash and cash equivalents	$1,033	$1,484
Marketable securities	239	277
Total cash, cash equivalents and marketable securities	1,272	1,761
Accounts and notes receivable, net	2,503	2,526
Inventories	2,570	2,141
Prepaid expenses and other current assets	770	663
Total current assets	7,115	7,091
Long-term assets
Property, plant and equipment	5,691	5,245
Accumulated depreciation	(3,134)	(2,957)
Property, plant and equipment, net	2,557	2,288
Investments and advances related to equity method investees	962	838
Goodwill	443	339
Other intangible assets, net	365	227
Other assets	972	885
Total assets	$12,414	$11,668

LIABILITIES
Current liabilities
Loans payable	$54	$28
Accounts payable (principally trade)	1,460	1,546
Current portion of accrued product warranty	406	422
Accrued compensation, benefits and retirement costs	388	511
Deferred revenue	208	208
Taxes payable (including taxes on income)	172	282
Other accrued expenses	621	660
Total current liabilities	3,309	3,657
Long-term liabilities
Long-term debt	670	658
Postretirement benefits other than pensions	417	432
Other liabilities and deferred revenue	1,184	1,090
Total liabilities	5,580	5,837

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.2 shares issued	2,046	2,001
Retained earnings	7,068	6,038
Treasury stock, at cost, 32.3 and 30.2 shares	(1,809)	(1,587)
Common stock held by employee benefits trust, at cost, 1.6 and 1.8 shares	(19)	(22)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(694)	(724)
Other	(114)	(214)
Total accumulated other comprehensive loss	(808)	(938)
Total Cummins Inc. shareholders’ equity	6,478	5,492
Noncontrolling interests	356	339
Total equity	6,834	5,831
Total liabilities and equity	$12,414	$11,668

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)
	Nine months ended
	September 30,	September 25,
In millions	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$1,340	$1,374
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	262	243
Gain on sale of businesses	(6)	(68)
Gain on fair value adjustment for consolidated investee	(7)	-
Deferred income taxes	91	148
Equity in income of investees, net of dividends	(51)	7
Pension contributions in excess of expense	(74)	(71)
Other post-retirement benefits payments in excess of expense	(16)	(10)
Stock-based compensation expense	29	28
Excess tax benefits on stock-based awards	(12)	(4)
Translation and hedging activities	16	(14)
Changes in current assets and liabilities, net of acquisitions and divestitures:
Accounts and notes receivable	66	(469)
Inventories	(367)	(367)
Other current assets	(54)	(5)
Accounts payable	(145)	317
Accrued expenses	(398)	173
Changes in other liabilities and deferred revenue	154	93
Other, net	(41)	(7)
Net cash provided by operating activities	787	1,368

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(424)	(377)
Investments in internal use software	(62)	(31)
Investments in and advances to equity investees	(92)	(104)
Proceeds from sale of business, net of cash sold	10	111
Acquisition of businesses, net of cash acquired	(215)	-
Investments in marketable securities—acquisitions	(433)	(538)
Investments in marketable securities—liquidations	475	572
Cash flows from derivatives not designated as hedges	13	4
Other, net	9	7
Net cash used in investing activities	(719)	(356)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	64	96
Payments on borrowings and capital lease obligations	(120)	(174)
Net borrowings under short-term credit agreements	5	(5)
Distributions to noncontrolling interests	(50)	(50)
Dividend payments on common stock	(246)	(178)
Repurchases of common stock	(231)	(546)
Excess tax benefits on stock-based awards	12	4
Other, net	16	13
Net cash used in financing activities	(550)	(840)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	31	(30)
Net increase (decrease) in cash and cash equivalents	(451)	142
Cash and cash equivalents at beginning of year	1,484	1,023
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,033	$1,165

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

		Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	In millions
	Three months ended September 30, 2012
	External sales	$2,131	$663	$526	$798	$-	$4,118
	Intersegment sales	396	275	288	3	(962)	-
	Total sales	2,527	938	814	801	(962)	4,118
	Depreciation and amortization(2)	48	21	12	8	-	89
	Research, development and engineering expenses	115	51	19	1	-	186
	Equity, royalty and interest income from investees	25	7	12	50	-	94
	Interest income	2	1	2	-	-	5
	Segment EBIT	239	89	73	99	(4)	496

	Three months ended July 1, 2012
	External sales	$2,381	$710	$572	$789	$-	$4,452
	Intersegment sales	460	326	337	5	(1,128)	-
	Total sales	2,841	1,036	909	794	(1,128)	4,452
	Depreciation and amortization(2)	47	19	11	8	-	85
	Research, development and engineering expenses	115	51	19	2	-	187
	Equity, royalty and interest income from investees	37	8	10	49	-	104
	Interest income	3	1	3	-	-	7
	Segment EBIT	376	116	94	92	(9)	669

	Three months ended September 25, 2011
	External sales	$2,539	$704	$604	$779	$-	$4,626
	Intersegment sales	416	311	270	4	(1,001)	-
	Total sales	2,955	1,015	874	783	(1,001)	4,626
	Depreciation and amortization(2)	46	19	11	6	-	82
	Research, development and engineering expenses	103	46	14	1	-	164
	Equity, royalty and interest income from investees	35	7	16	44	-	102
	Interest income	5	1	2	1	-	9
	Segment EBIT	349	113	92	104	(18)	640

	Nine months ended September 30, 2012
	External sales	$6,924	$2,147	$1,614	$2,357	$-	$13,042
	Intersegment sales	1,303	926	889	13	(3,131)	-
	Total sales	8,227	3,073	2,503	2,370	(3,131)	13,042
	Depreciation and amortization(2)	142	59	34	23	-	258
	Research, development and engineering expenses	341	153	56	4	-	554
	Equity, royalty and interest income from investees	100	23	32	147	-	302
	Interest income	9	3	7	1	-	20
	Segment EBIT	996	348	243	285	(49)	1,823

	Nine months ended September 25, 2011
	External sales	$7,021	$2,105	$1,810	$2,191	$-	$13,127
	Intersegment sales	1,225	866	768	19	(2,878)	-
	Total sales	8,246	2,971	2,578	2,210	(2,878)	13,127
	Depreciation and amortization(2)	135	55	32	17	-	239
	Research, development and engineering expenses	285	126	37	2	-	450
	Equity, royalty and interest income from investees	126	24	37	128	-	315
	Interest income	14	3	6	2	-	25
	Segment EBIT	1,016	338	286	299	8	1,947

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  There were no significant unallocated corporate expenses for the three months ended September 30, 2012 and September 25, 2011.  The three months ended July 1, 2012, and nine months ended September 30, 2012, include a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures.  The nine months ended September 25, 2011, include a $68 million gain ($37 million after-tax) related to the sale of certain assets and liabilities of our exhaust business from the Components segment.  The gains have been excluded from segment results as they were not considered in our evaluation of operating results for the corresponding periods.   There were no other significant unallocated corporate expenses.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Nine months ended
	September 30,	July 1,	September 25,	September 30,	September 25,
In millions	2012	2012	2011	2012	2011
Segment EBIT	$496	$669	$640	$1,823	$1,947
Less: Interest expense	9	8	11	25	34
Income before income taxes	$487	$661	$629	$1,798	$1,913

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			Nine months ended
	September 30,	July 1,	September 25,	September 30,	September 25,
In millions	2012	2012	2011	2012	2011
Distribution Entities
North American distributors	$37	$38	$35	$115	$100
Komatsu Cummins Chile, Ltda.	9	6	6	20	16
All other distributors	-	2	1	3	3
Manufacturing Entities
Chongqing Cummins Engine Company, Ltd.	14	17	20	49	51
Dongfeng Cummins Engine Company, Ltd.	9	17	15	42	64
Shanghai Fleetguard Filter Co., Ltd.	3	4	4	10	12
Beijing Foton Cummins Engine Co., Ltd.	3	2	(2)	3	(5)
Cummins Westport, Inc.	2	4	4	11	8
Valvoline Cummins, Ltd.	2	2	2	6	6
Tata Cummins, Ltd.	-	3	2	7	9
Komatsu manufacturing alliances	(1)	1	-	(1)	1
All other manufacturers	7	(1)	7	7	19
Cummins share of net income	85	95	94	272	284
Royalty and interest income	9	9	8	30	31
Equity, royalty and interest income from investees	$94	$104	$102	$302	$315

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 26.5 percent, absent any discrete period activity.  Our tax rate is generally less than the 35 percent U.S. income tax rate primarily due to lower tax rates on foreign income.  The tax rates for the three and nine month periods ended September 30, 2012, were 24.1 percent and 25.5 percent, respectively.  These tax rates include a $16 million tax benefit for third quarter discrete tax adjustments, $6 million of which related to a dividend distribution of accumulated foreign income earned in prior years.  These discrete tax adjustments also included a discrete tax benefit of $13 million for prior year tax return true-up adjustments and a discrete tax charge of $3 million related to the third quarter enactment of U.K. tax law changes.

The effective tax rate for the three month period ended July 1, 2012, was 25.1 percent and with less than the 35 percent U.S. income tax rate primarily due to lower tax rates on foreign income.

The tax rates for the three and nine month periods ended September 25, 2011, were 25.0 percent and 28.2 percent, respectively, and included a net discrete income tax benefit of $29 million (net of additional reserves for uncertain tax positions of $39 million) related to prior year refund claims filed for additional research tax credits, additional foreign income and foreign tax credits, as well as other adjustments.  This benefit also included discrete income tax charges of $2 million for prior year tax return true-up adjustments and $3 million related to the third quarter enactment of U.K. tax law changes in the three and nine month periods ended September 25, 2011.   Additionally, the tax rate for the nine month period included a second quarter discrete income tax charge of $4 million related to the enactment of state tax law changes in Indiana.  The decrease in the 2012 effective tax rates versus the comparable periods in 2011 is due primarily to our assertion that income earned after 2011 by our China operations is permanently reinvested, as well as certain tax planning strategies implemented in our U.K. subsidiaries.

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 3.  ACQUISITIONS

In April 2012, we reached an agreement to acquire the doser technology and business assets from Hilite Germany GmbH (Hilite) in a cash transaction.  Dosers are products that enable compliance with emission standards in certain aftertreatment systems and complement our current product offerings.  The transaction was approved by German regulators in June and closed on July 18, 2012.  The purchase price was $176 million and is summarized below.  There was no contingent consideration associated with this transaction.  During the first nine months of 2012 we expensed approximately $4 million of acquisition related costs.

The acquisition of Hilite was accounted for as a business combination, with the results of the acquired entity and the goodwill included in the Components operating segment in the third quarter of 2012.  The majority of the purchase price was allocated to technology and customer related intangible assets and goodwill, most of which is expected to be fully deductible for tax purposes.  We expect the Hilite acquisition to strengthen our aftertreatment product offerings.  This acquisition enhances our technical capabilities and keeps us in a strong position to meet the needs of current customers and grow into new markets, especially as an increasing number of regions around the world adopt tougher emission standards.

Intangible assets by asset class, including weighted average amortization life, are as follows:

Dollars in millions	Purchase price allocation	Weighted average amortization life in years
Technology	$52	10.6
Customer	23	4.5
License arrangements	8	6.0
Total intangible assets	$83	8.5

The purchase price was allocated as follows:

In millions
Inventory	$5
Fixed assets	5
Intangible assets	83
Goodwill	91
Liabilities	(8)
Total purchase price	$176

Net sales for Hilite were $77 million for the 12 months ended December 31, 2011.

In July 2012, we acquired an additional 45 percent interest in Cummins Central Power from the former principal for consideration of approximately $20 million.  The acquisition was accounted for as a business combination, with the results of the acquired entity included in the Distribution operating segment in the third quarter of 2012.  Distribution segment results also included a $7 million gain, as we were required to re-measure our pre-existing 35 percent ownership interest in Cummins Central Power to fair value in accordance with GAAP.  Net sales for Cummins Central Power were $209 million for the 12 months ended December 31, 2011.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to special items including the gain related to the sale of certain assets and liabilities and discrete income tax items.  This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the three month periods ended September 30, 2012, July 1, 2012 and September 25, 2011.

	Three months ended
	September 30, 2012		July 1, 2012		September 25, 2011
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$352	$1.86	$469	$2.47	$452	$2.35
Subtract
Gain on sale of businesses(1)	-	-	4	0.02	-	-
Discrete income tax items(2)	16	0.08	-	-	29	0.15
Net income attributable to Cummins Inc.
excluding special items	$336	$1.78	$465	$2.45	$423	$2.20

(1)	The gain has been excluded from operating results as it was not considered in our evaluation of performance for the three months ended July 1, 2012.
(2)

The three month period ended September 30, 2012, includes a $16 million tax benefit for third quarter 2012 discrete tax adjustments, $6 million of which related to a dividend distribution of accumulated foreign income earned in prior years.  These discrete tax adjustments also included a discrete tax benefit of $13 million for prior year tax return true-up adjustments and a discrete tax charge of $3 million related to the third quarter enactment of U.K. tax law changes.

The three month period ended September 25, 2011, includes a net discrete income tax benefit of $29 million (net of additional reserves for uncertain tax positions of $39 million) related to prior year refund claims filed for additional research tax credits, additional foreign income and foreign tax credits, as well as other adjustments.  This benefit also included discrete income tax charges of $2 million for prior year tax return true-up adjustments and $3 million related to the third quarter enactment of U.K. tax law changes in the three month period ended September 25, 2011.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Nine months ended
	September 30,	July 1,	September 25,	September 30,	September 25,
In millions	2012	2012	2011	2012	2011
Earnings before interest expense, income taxes
and special items	$496	$663	$640	$1,817	$1,879

Earnings before interest expense, income taxes and
special items as a percentage of net sales	12.0%	14.9%	13.8%	13.9%	14.3%

Add
Gain on sale of businesses	-	6	-	6	68

Earnings before interest expense and income taxes	$496	$669	$640	$1,823	$1,947

EBIT as a percentage of net sales	12.0%	15.0%	13.8%	14.0%	14.8%

Less
Interest expense	9	8	11	25	34
Income tax expense	117	166	157	458	539
Consolidated net income	370	495	472	1,340	1,374

Less
Net income attributable to noncontrolling interests	18	26	20	64	74
Net income attributable to Cummins Inc.	$352	$469	$452	$1,276	$1,300

Net income attributable to Cummins Inc. as a
percentage of net sales	8.5%	10.5%	9.8%	9.8%	9.9%

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Engine segment net sales by market

2012
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$892	$807	$656	$-	$2,355
Medium-duty truck and bus	526	512	478	-	1,516
Light-duty automotive and RV	286	297	353	-	936
Industrial	861	859	766	-	2,486
Stationary power	294	366	274	-	934
Total sales	$2,859	$2,841	$2,527	$-	$8,227

2011
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$485	$693	$748	$865	$2,791
Medium-duty truck and bus	474	608	640	598	2,320
Light-duty automotive and RV	296	310	271	299	1,176
Industrial	855	988	977	1,030	3,850
Stationary power	281	301	319	269	1,170
Total sales	$2,391	$2,900	$2,955	$3,061	$11,307

Unit shipments by engine classification (including unit shipments to Power Generation)

2012
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,000	110,000	113,000	-	332,000
Heavy-duty	36,000	33,000	26,000	-	95,000
High horsepower	5,500	5,800	4,600	-	15,900
Total units	150,500	148,800	143,600	-	442,900

2011
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,400	131,300	130,600	138,100	509,400
Heavy-duty	20,000	29,900	31,100	35,300	116,300
High horsepower	4,900	5,700	5,600	5,400	21,600
Total units	134,300	166,900	167,300	178,800	647,300

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Component segment sales by business

2012
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$404	$349	$325	$-	$1,078
Filtration	270	266	260	-	796
Turbo technologies	298	297	257	-	852
Fuel systems	127	124	96	-	347
Total sales	$1,099	$1,036	$938	$-	$3,073

2011
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$273	$311	$306	$372	$1,262
Filtration	255	287	288	283	1,113
Turbo technologies	297	314	298	314	1,223
Fuel systems	99	120	123	123	465
Total sales	$924	$1,032	$1,015	$1,092	$4,063

In the first quarter of 2012, our Power Generation segment reorganized its reporting structure to include the following businesses:  power products, power systems, generator technologies and power solutions.  Sales for our Power Generation segment by business (including 2011 and 2010 reorganized balances) were as follows:

2012
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$375	$459	$425	$-	$1,259
Power systems	188	217	174	-	579
Generator technologies	141	160	138	-	439
Power solutions	76	73	77	-	226
Total sales	$780	$909	$814	$-	$2,503

2011
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$377	$415	$433	$411	$1,636
Power systems	189	210	188	228	815
Generator technologies	154	189	166	164	673
Power solutions	75	95	87	117	374
Total sales	$795	$909	$874	$920	$3,498

2010
In millions	YTD
Power products	$1,465
Power systems	616
Generator technologies	550
Power solutions	288
Total sales	$2,919

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Distribution segment sales by product

2012
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$288	$302	$326	$-	$916
Power generation	186	201	178	-	565
Engines	166	147	157	-	470
Service	135	144	140	-	419
Total sales	$775	$794	$801	$-	$2,370

2011
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$235	$271	$283	$296	$1,085
Power generation	145	195	191	191	722
Engines	140	186	171	206	703
Service	122	133	138	141	534
Total sales	$642	$785	$783	$834	$3,044